           WAIVER AND FIFTH AMENDMENT TO NOTE AGREEMENT


          Reference is made to the Note Agreement dated as of October 1, 1988 (as amended, the "Note Agreement") between Uni-Marts, Inc. (the "Company") and Massachusetts Mutual Life Insurance Company, Northern Life Insurance Company, Northwestern National Life Insurance Company, American Investors Life Insurance Company, The North Atlantic Life Insurance Company of America, and Commercial Union Life Insurance Company (together, the "Holders").

          WHEREAS, the Company has advised the Holders that the Company has failed to comply with Section 5.8A of the Note Agreement during the quarter ended September 30, 1997 and anticipates that it will not comply with said Section 5.8A during the quarter ending January 1, 1998;

          WHEREAS, the Company represents and warrants to the Holders that, after giving effect to this Waiver and Fifth Amendment, no Default of Event of Default shall be outstanding under the Note Agreement; and

          WHEREAS, at the Company's request and in consideration of the Company's agreement to prepay the entire outstanding balance of the Notes on February 2, 1998, the Company and the Holders are desirous of waiving the Events of Default occasioned by the Company's noncompliance with Section 5.8A of the Note Agreement.

          NOW, THEREFORE, the Company and the Holders agree as follows:

          1. The Events of Default caused by the Company's noncompliance with Section 5.8A of the Note Agreement during the fiscal quarter ended on September 30, 1997 and the Event of Default that will be caused by the Company's anticipated noncompliance with
Section 5.8A of the Note Agreement during the fiscal quarter ending on January 1, 1998 are hereby waived.

          2. In consideration of the waivers granted in this Waiver and Fifth Amendment to Note Agreement, notwithstanding any provision of the Note Agreement or the Notes to the contrary, the Company agrees that it will prepay, without premium or penalty, the entire outstanding principal balance of the Notes, together with accrued and unpaid interest thereon, on February 2, 1998.

          3. The capitalized terms used herein shall have the respective meanings specified in the Note Agreement unless otherwise defined herein or if the context hereof shall otherwise require.

          4. Except as amended herein, the terms and provisions of the Note Agreement and the Notes are hereby ratified, confirmed and approved in all respects.

          5. The effectiveness of this Waiver and Fifth Amendment is expressly conditioned on the accuracy of the Company's representations and warranties set forth above, and on the Company's covenant to prepay the Notes as set forth in paragraph 2 above.

          6.   This document shall be dated as of December 24, 1997.

ACCEPTED AND AGREED TO:

UNI-MARTS, INC.                    MASSACHUSETTS MUTUAL LIFE
                                   INSURANCE COMPANY

 /S/ J. KIRK GALLAHER              /S/ KATHLEEN LYNCH
------------------------------     ------------------------------
By:  J. Kirk Gallaher              By:  Kathleen Lynch
Its:  Executive Vice President     Its:  Managing Director


NORTHERN LIFE INSURANCE            RELIASTAR LIFE INSURANCE
COMPANY                            COMPANY F/K/A NORTHWESTERN
                                   NATIONAL LIFE INSURANCE
                                   COMPANY

 /S/ JAMES V. WITTICH               /S/ JAMES V. WITTICH
------------------------------     ------------------------------
By:  James V. Wittich              By:  James V. Wittich
Its:  Assistant Treasurer          Its:  Authorized Representative


AMERICAN INVESTORS LIFE            RELIASTAR BANKERS SECURITY
INSURANCE COMPANY                  LIFE INSURANCE COMPANY as
                                   Successor by Merger to NORTH
                                   ATLANTIC LIFE INSURANCE
                                   COMPANY OF AMERICA

                                    /S/ JAMES V. WITTICH

------------------------------     ------------------------------
By:                                By:  James V. Wittich
Its:                               Its:  Vice President


COMMERCIAL UNION LIFE
INSURANCE COMPANY


------------------------------
By:
Its:









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